TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020 Unaudited)

COMMON STOCK - 13.87%	Shares	Value

Aerospace & Defense - 0.73%
Boeing Co.(a)	1,300	$278,278

Airlines - 0.79%
American Airlines Group, Inc.(a)	19,000	299,630

Banks - 0.77%
JPMorgan Chase & Co.	2,300	292,261

Beverages - 0.86%
Constellation Brands, Inc. - Class A	1,500	328,575

Biotechnology - 0.72%
NextCure, Inc.(a)	25,000	272,500

Building Materials - 0.82%
Vulcan Materials Co.	2,100	311,451

Chemicals - 0.76%
Intrepid Potash, Inc.(a)	12,000	289,800

Computers - 1.44%
Nano Dimension Ltd. - Israel - ADR(a)	60,000	546,000

Diversified Financial Services - 0.89%
Visa, Inc. - Class A	705	154,205
CME Group, Inc.	1,000	182,050
		336,255
Entertainment - 0.54%
Live Nation Entertainment, Inc.(a)	2,805	206,112

Food - 0.60%
Tattooed Chef, Inc.(a)	10,000	228,900

Healthcare-Services - 0.98%
Ontrak, Inc. (a)	6,000	370,740

Leisure Time - 0.35%
Vision Marine Technologies, Inc.(a)	10,000	134,500

Lodging - 0.49%
Las Vegas Sands Corp.	3,100	184,760

Media - 0.62%
Walt Disney Co.(a)	1,300	235,534

Miscellaneous Manufacturing - 0.62%
Smith and Wesson Brands, Inc.	13,300	236,075

Oil & Gas - 0.63%
Pioneer Natural Resources Co.	2,100	239,169

Pharmaceuticals - 0.91%
Inhibikase Therapeutics, Inc.(a)	50,000	345,000

Software - 0.35%
DocuSign, Inc.(a)	600	133,380

TOTAL COMMON STOCK (Cost $4,410,235)		5,268,920

TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020 Unaudited)

PREFERRED STOCK - 0.44%	Shares		Value

Retail - 0.44%
Fat Brands, Inc., 8.25%	10,000		$165,700

TOTAL PREFERRED STOCK (Cost $249,500)			165,700

CLOSED-END FUNDS - 2.83%
Eaton Vance Limited Duration Income Fund(b)	57,200		716,716
Royce Value Trust, Inc.	22,249		359,099

TOTAL CLOSED-END FUNDS (Cost 964,349)			1,075,815

EXCHANGE-TRADED FUNDS - 44.16%

Commodity Funds - 4.23%
iShares Gold Trust ETF(a)	45,200		819,476
iShares Silver Trust ETF(a)	32,000		786,240
			1,605,716
Debt Funds - 10.16%
SPDR Bloomberg Barclays High Yield Bond ETF(b)	21,700		2,363,998
iShares 20+ Year Treasury Bond ETF	9,500		1,498,435
			3,862,433
Equity Funds - 29.77%
Industrial Select Sector SPDR Fund	4,200		371,910
Invesco S&P 500 Equal Weight ETF(b)	20,000		2,550,800
iShares Core S&P Small-Cap ETF	20,000		1,838,000
iShares MSCI ACWI ETF(b)	26,000		2,358,720
iShares MSCI Emerging Markets ETF(b)	53,850		2,782,429
iShares Russell 2000 ETF	3,000		588,180
VanEck Vectors Agribusiness ETF	7,100		553,019
VanEck Vectors Gaming ETF	5,700		266,894
			11,309,952

TOTAL EXCHANGE-TRADED FUNDS (Cost $14,382,140)			16,778,101

MUTUAL FUNDS - 7.42%

Asset Allocation Fund - 7.42%
Timber Point Alternative Income Fund - Institutional Class(d)	334,340		2,818,486

Equity Fund - 0.00%
LS Opportunity Fund - Institutional Class	0	(e)	1

TOTAL MUTUAL FUNDS (Cost $2,629,043)			2,818,487

HEDGE FUND - 11.51%
ACA Master Select Fund LP(a)(d)(g)	43,376		4,374,395

TOTAL HEDGE FUND (Cost $4,456,058)			4,374,395

WARRANTS - 4.03%
FAT Brands, Inc.(a)	50,000		107,500
Tattooed Chef, Inc.(a)	125,000		1,422,500

TOTAL WARRANTS (Cost $977,020)			1,530,000

TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020 Unaudited)

BONDS & NOTES - 0.02%	Principal Amount	Value

Asset Backed Securities - 0.01%
Countrywide Asset-Backed Certificates, 5.209%, 10/25/2017(b)(f)	$1,430	$1,486
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033(b)	422	434

Total Asset Backed Securities (Cost $1,852)		1,920

Mortgage Backed Securities - 0.01%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036(b)	2,267	2,247
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.183%, 09/25/2036(b)(f)	7,300	3,049

Total Mortgage Backed Securities (Cost $5,493)		5,296

TOTAL BONDS & NOTES (Cost $7,345)		7,216

OPTIONS PURCHASED - 0.05%

		Notional	Exercise
Contracts[1]		Amount	Price	Expiration
PUT OPTIONS PURCHASED - 0.05%

SPDR S&P 500 ETF Trust	100	$3,000,000	$300.00	03/19/2021	19,300

TOTAL PUT OPTIONS PURCHASED (Cost $22,800)					19,300

TOTAL OPTIONS PURCHASED (Cost $22,800)					19,300

SHORT-TERM INVESTMENT - 3.04%				Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 0.01%(c)				1,153,542	1,153,542

TOTAL SHORT-TERM INVESTMENT (Cost $1,153,542)					1,153,542

TOTAL INVESTMENTS (Cost $29,252,032) - 87.37%					33,191,476

SECURITIES SOLD SHORT (Proceeds $1,559,833) (3.87%)					(1,469,860)

OPTIONS WRITTEN (Premiums Received $174,755) - (0.35%)					(131,663)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 16.85%					6,402,131

NET ASSETS - 100%					$37,992,084

(a)	Non-income producing security.

(b)	All or a portion of the security is segregated as collateral for securities sold short and put options written.

(c)	Rate shown represents the 7-day effective yield at December 31, 2020, is subject to change and resets daily.

(d)	Affiliated investment company.

(e)	The Fund held 0.090 shares at December 31, 2020.

(f)	Variable rate security - Interest rate shown represents the rate on December 31, 2020.

(g)	Private equity fund initially purchased on March 1, 2016 that invested in the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D). Effective August 1, 2020, the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D) merged, and the combined entity was renamed to One Oak Multi-Strategy Fund, LLC. Redemptions may be made monthly upon 30 days written notice. There were no unfunded commitments as of September 30, 2020. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section in Note 3 of the accompanying notes to the financial statements.

[1]	Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ADR - American Depository Receipt

ETF - Exchange Traded Fund

LP - Limited Partnership

Ltd. - Limited

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT

DECEMBER 31, 2020 Unaudited)

SECURITIES SOLD SHORT - (3.87)%
	Shares	Value
COMMON STOCK - (3.87)%

Auto Manufacturers - (0.36)%
Nikola Corp.	9,000	$137,340

REITS - (3.06)%
SL Green Realty Corp.	7,000	417,060
Vornado Realty Trust	20,000	746,800
		1,163,860
SOFTWARE - (0.45)%
Zoom Video Communications, Inc.	500	168,660

TOTAL COMMON STOCK (Proceeds $1,559,833)		1,469,860

TOTAL SECURITIES SOLD SHORT (Proceeds $1,559,833)		$1,469,860

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

PREFERRED STOCK - 0.33%	Shares	Value

Banks - 0.27%
Bank of America Corp., 6.200%	1,900	$47,481

Diversified Financial Services - 0.06%
Legg Mason, Inc., 6.375%	400	10,140

TOTAL PREFERRED STOCK (Cost $60,843)		57,621

CLOSED-END FUNDS - 4.05%

Eaton Vance Limited Duration Income Fund	30,000	375,900
Royce Value Trust, Inc.	20,629	332,952

TOTAL CLOSED END FUNDS (Cost $629,670)		708,852

EXCHANGE-TRADED FUNDS - 43.05%

Commodity Funds - 4.58%
iShares Gold Trust(a)	22,500	407,925
iShares Silver Trust(a)	16,000	393,120
		801,045
Debt Funds - 37.35%
iShares Broad USD High Yield Corporate Bond ETF(b)	40,000	1,650,400
iShares Core U.S. Aggregate Bond ETF(b)	10,000	1,181,900
iShare 20+ Year Treasury Bond ETF	5,000	788,650
SPDR Bloomberg Barclays High Yield Bond ETF(b)	15,000	1,634,100
VanEck Vectors Fallen Angel High Yield Bond ETF(b)	40,000	1,284,000
		6,539,050
Equity Funds - 1.12%
iShares Russell 2000 ETF	1,000	196,060

TOTAL EXCHANGE-TRADED FUNDS (Cost $7,011,379)		7,536,155

BONDS & NOTES - 45.46%	Principal Amount

Asset Backed Securities - 4.24%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 4.978%, due 12/25/2033(d)	$746	787
Countrywide Asset-Backed Certificates, 5.209%, due 10/25/2017(d)(h)	4,291	4,457
Fremont Home Loan Trust 2005-B, 0.853% (Coupon rate 0.71% + 1 Month LIBOR rate), due 04/25/2035(d)	10,624	10,616
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	248	251
Oaktree CLO 2019-1 Ltd., 4.016%, due 04/22/2030(d)(e)	250,000	242,500
OZLM XX Ltd., 3.168%, due 04/20/2031(d)(e)	250,000	236,250
Park Avenue Institutional Advisers CLO Ltd. 2018-1, 3.548%, 10/20/2031(d)(e)	250,000	247,188
RAMP Series 2005-RS1 Trust, 4.713%, due 11/25/2034	199	202
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033	704	724

Total Asset Backed Securities (Cost $741,932)		742,975

Corporate Bonds - 41.13%

Airlines - 2.85%
Continental Airlines 2007-1 Class B Pass Through Trust, 6.903%, due 10/19/2023	40,172	39,950
Delta Air Lines, Inc., 3.400%, due 04/19/2021	200,000	201,308
Delta Air Lines, Inc., 3.625%, due 03/15/2022	250,000	257,201
		498,459
Auto Manufacturers - 4.26%
Fiat Chrysler Automobiles NV, 5.250%, due 04/15/2023	200,000	214,500
Ford Motor Co., 8.500%, due 04/21/2023	100,000	112,551
Ford Motor Credit Co. LLC, 3.336%, due 03/18/2021	200,000	200,500
General Motors Financial Co., Inc., 3.950%, due 04/13/2024	200,000	217,842
		745,393

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

BONDS & NOTES - 45.46% (continued)	Principal Amount	Value

Corporate Bonds - 41.13% (continued)

Auto Parts & Equipment - 1.14%
Goodyear Tire & Rubber Co., 5.125%, due 11/15/2023	$200,000	$200,250

Banks - 0.94%
CIT Group, Inc., 5.000%, due 08/01/2023	150,000	163,875

Chemicals - 1.19%
Olin Corp., 5.500%, due 08/15/2022	200,000	209,000

Computers - 1.50%
EMC Corp., 3.375%, due 06/01/2023	250,000	261,988

Diversified Financial Services - 3.37%
Air Lease Corp., 2.300%, due 02/01/2025	250,000	258,811
Aircastle Ltd., 4.400%, due 09/25/2023	200,000	211,932
Cboe Global Markets , Inc., 1.625%, due 12/15/2030	75,000	75,848
Oppenheimer Holdings, Inc., 5.500%, due 10/01/2025	43,000	43,538
		590,129
Food - 0.59%
TreeHouse Foods, Inc., 4.000%, due 09/01/2028	100,000	103,437

Healthcare Services - 3.11%
Centene Corp., 4.750%, due 01/15/2025	230,000	236,033
Centene Corp., 4.750%, due 01/15/2025	50,000	51,312
Tenet Healthcare Corp., 4.625%, due 07/15/2024	250,000	256,255
		543,600
Housewares - 0.53%
Newell Brands, Inc., 3.850%, due 04/01/2023	88,000	92,302

Insurance - 0.79%
Radian Group, Inc., 4.500%, due 10/01/2024	50,000	52,750
ProAssurance Corp. 5.300%, due 11/15/2023	80,000	85,580
		138,330
Internet - 0.58%
VeriSign, Inc., 4.625%, due 05/01/2023	100,000	100,875

Investment Companies - 0.27%
Icahn Enterprises LP 4.750%, due 09/15/2024	45,000	46,744

Iron & Steel - 0.92%
ArcelorMittal SA, 3.600%, due 07/16/2024 - Luxembourg	150,000	161,872

Lodging - 1.77%
Marriott International, Inc./MD, 4.625%, due 06/15/2030	100,000	117,348
Marriott International, Inc./MD, 5.750%, due 05/01/2025	165,000	193,001
		310,349
Media - 1.74%
AMC Networks, Inc., 5.000%, due 04/01/2024	250,000	254,062
Univision Communications, Inc., 5.125%, due 02/15/2025(e)	50,000	50,375
		304,437
Oil & Gas - 4.02%
Apache Corp., 3.250%, due 04/15/2022	45,000	45,338
Apache Corp., 5.350%, due 07/01/2049	50,000	51,301
Continental Resources, Inc., 4.500%, due 04/15/2023	150,000	154,665
HollyFrontier Corp. 2.625%, due 10/01/2023	100,000	102,201
Ovintiv Exploration, Inc. 5.375%, due 01/01/2026	50,000	53,657
Petroleos Mexicanos, 5.500%, due 01/21/2021 - Mexico	200,000	200,500
Range Resources Corp., 5.750%, due 06/01/2021	42,000	41,895
WPX Energy, Inc 5.25.%, due 09/15/2024	50,000	54,464
		704,021

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

BONDS & NOTES - 45.46% (continued)	Principal Amount	Value

Corporate Bonds - 41.13% (continued)

Packaging & Containers - 2.09%
Ball Corp., 2.875%, due 08/15/2030	$100,000	$99,750
Ball Corp., 4.000%, due 11/15/2023	250,000	266,250
		366,000
Pipelines - 1.79%
EQM Midstream Partners LP, 4.750%, due 07/15/2023	200,000	210,296
Rockies Express Pipeline LLC, 3.600%, due 05/15/2025(e)	100,000	103,022
		313,318
REITS - 1.61%
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, due 05/01/2024	200,000	217,230
Host Hotels & Resorts LP, 4.000%, due 06/15/2025	60,000	64,490
		281,720
Retail - 3.73%
Macy's Retail Holding LLC, 3.450%, due 01/15/2021	125,000	124,375
Penske Automotive Group, Inc., 5.500%, due 05/15/2026	250,000	259,687
QVC, Inc., 4.850%, due 04/01/2024	250,000	269,375
		653,437
Telecommunications - 2.34%
Lumen Technologies, Inc., 5.800%, due 03/15/2022	100,000	104,250
T-Mobile USA, Inc., 4.500%, due 02/01/2026	250,000	255,584
T-Mobile USA, Inc., 6.000%, due 04/15/2024	50,000	50,613
		410,447

Total Corporate Bonds (Cost $6,973,579)		7,199,983

Mortgage Backed Securities - 0.09%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	6,787	6,728
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.183%, due 09/25/2036(d)	21,901	9,146

Total Mortgage Backed Securities (Cost $16,388)		15,874

TOTAL BONDS & NOTES (Cost $7,731,899)		7,958,832

OPTIONS PURCHASED - 0.03%

		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration
PUT OPTIONS PURCHASED - 0.03%

SPDR S&P 500 ETF Trust	25	$750,000	$300.00	03/19/2021	$4,825

TOTAL PUT OPTIONS PURCHASED (Cost $5,700)					4,825

TOTAL OPTIONS PURCHASED (Cost $5,700)					4,825

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

SHORT-TERM INVESTMENT - 9.07%	Shares	Value

Federated Hermes Government Obligations Fund - Institutional Shares, 0.01%(c)	1,588,950	$1,588,950

TOTAL SHORT-TERM INVESTMENT (Cost $1,588,950)		1,588,950

TOTAL INVESTMENTS (Cost $17,028,441) - 101.99%		17,855,235

SECURITIES SOLD SHORT (Proceeds $387,935) - (2.30%)		(402,780)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.31%		55,085

NET ASSETS - 100%		$17,507,540

(a)	Non-income producing security.

(b)	All or a portion of the security is segregated as collateral for securities sold short.

(c)	Rate shown represents the 7-day effective yield at December 31, 2020, is subject to change and resets daily.

(d)	Variable rate security - Interest rate shown represents the rate on December 31, 2020.

(e)	Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.

(f)	Principal payments are still being received, not yet matured.

[1]	Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

NV - naamloze vennootschap (Belgian equivalent of public limited company)

REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT

December 31, 2020 (Unaudited)

SECURITIES SOLD SHORT - (2.30)%

COMMON STOCK - (2.30)%	Shares	Value

REITS - (2.30)%
SL Green Realty Corp.	3,000	$178,740
Vornado Realty Trust	6,000	224,040
		402,780

TOTAL COMMON STOCK (Proceeds $387,935)		402,780

TOTAL SECURITIES SOLD SHORT (Proceeds $387,935)		$402,780

REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2020 (Unaudited)

The following is a summary of the significant accounting policies followed by the Timber Point Global Allocations Fund (the “Global Fund”, formerly, the Crow Point Defined Risk Global Allocations Fund), and the Timber Point Alternative Income Fund (the “Income Fund”, formerly, the Crow Point Alternative Income Fund) (collectively, the “Funds”) in the preparation of its financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, exchange-traded funds (“ETFs”), mutual funds and closed-end funds (“CEFs”) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2020 (Unaudited)

Fair Value Measurements (continued)

Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issues or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2020.

Global Fund: Financial Instruments – Assets Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock(1)	$5,268,920	$—	$—	$5,268,920
Closed-End Funds(1)	1,075,815	—	—	1,075,815
Exchange-Traded Funds(1)	16,778,101	—	—	16,778,101
Hedge Fund measured at net asset value(2)	—	—	—	4,374,395
Mutual Funds(1)	2,818,487	—	—	2,818,487
Preferred Stock(1)	165,700			165,700
Asset Backed Securities	—	1,920	—	1,920
Mortgage Backed Securities	—	5,296	—	5,296
Warrants(1)	1,530,000	—	—	1,530,000
Put Options Purchased	19,300	—	—	19,300
Short-Term Investment	1,153,542	—	—	1,153,542
Total Assets	$28,809,864	$7,216	$—	$33,191,476

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2020 (Unaudited)

Fair Value Measurements (continued)

Global Fund: Financial Instruments – Liabilities Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock(1)	$1,469,860	$—	—	$1,469,860
Call Options Written	131,663	—	—	131,663
Total Return Swap(3)	—	466,690	—	466,690
Total Liabilities	$1,601,523	$466,690	$—	$2,068,213

(1)	For a detailed break-out of common stock, CEFs, ETFs, mutual funds, preferred stock and warrants by industry or asset class, please refer to the Schedules of Investments.

(2)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

(3)	Total return swaps are valued at the unrealized appreciation (depreciation) of the investment.

Income Fund: Financial Instruments – Assets Security Classification	Level 1	Level 2	Level 3	Totals
Preferred Stock(1)	$57,621	$—	$—	$57,621
Closed-End Funds(1)	708,852	—	—	708,852
Exchange-Traded Funds(1)	7,536,155	—	—	7,536,155
Asset Backed Securities	—	742,975	—	742,975
Corporate Bonds(1)	—	7,199,983	—	7,199,983
Mortgage Backed Securities	—	15,874	—	15,874
Put Options Purchased	4,825	—	—	4,825
Short-Term Investment	1,588,950	—	—	1,588,950
Total Assets	$9,896,403	$7,958,832	$—	$17,855,235

Income Fund: Financial Instruments – Liabilities Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock(1)	$402,780	$—	$—	$402,780
Total Liabilities	$402,780	$—	$—	$402,780

(1)	For a detailed break-out of common stock, preferred stock, ETFs, CEFs and corporate bonds by industry or asset class, please refer to the Schedules of Investments.

Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2020 (Unaudited)

Fair Value Measurements (continued)

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), including exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) (also referred to as “Underlying Funds”) subject to limitations as defined in the 1940 Act. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

Swap Agreements – The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Funds’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Funds’ portfolio.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2020 (Unaudited)

Fair Value Measurements (continued)

A total return swap is a swap agreement in which one party makes payments based on a set date (either fixed or variable), while the other party makes payments based on the return of an underlying asset that includes both the income it generates and any capital gains. A currency swap (also known as a cross-currency swap) is an off-balance sheet transaction in which two parties exchange principal and interest in different currencies. The parties involved in currency swaps are generally financial institutions that either act on their own or as an agent for a non-financial entity. The purpose of currency swaps is to hedge exposure to exchange rate risk or reduce the cost of borrowing a foreign currency.

Whether a Funds’ use of swap agreements enhance the Funds’ total return will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fundsbear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds’ adviser will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Wholly Owned Subsidiary – The Global Fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Global Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Global Fund’s investment objectives and policies specified in the Global Fund’s prospectus and statement of additional information. The inception date of the Subsidiary was December 1, 2018. As of December 31, 2020, total net assets of the Alternatives Fund were $37,992,084, of which $5,683,847, or approximately 14.96%, represented the Alternatives Fund’s ownership of the shares of the Subsidiary.

Derivatives Transactions

As of December 31, 2020, portfolio securities valued at $5,275,431 and $2,600,485 were held in escrow by the custodian as collateral for securities sold short and options written by the Global Fund and Income Fund, respectively.

As of December 31, 2020, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Global Fund:
Assets	Location	Equity Contracts
Put options purchased	Unaffiliated securities, at value	$19,300
Total Assets		$19,300

Liabilities:	Location	Equity Contracts
Call options written	Options written, at value	$131,663
Swaps	Unrealized Depreciation on Swaps	466,690
Total Assets		$598,353

Income Fund:
Assets	Location	Equity Contracts
Put options purchased	Unaffiliated securities, at value	$4,825
Total Assets		$4,825

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2020 (Unaudited)

Derivatives Transactions (continued)

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the three month period ended December 31, 2020, are recorded in the following locations in the Consolidated Statement of Operations for the Alternatives Fund and the Statements of Operations for the Global Fund and the Income Fund:

Global Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts	Basket*
Call options purchased	Unaffiliated Investments	$(3,500)	$—
Put options purchased	Unaffiliated Investments	43,092	—
Put options written	Options written	(3,453)	—
Swaps	Swaps	—	2,911
		$36,139	$2,911

*	Swaps contain investments that have “Basket” exposure. The Basket may offer exposure to over-the-counter foreign exchange and currency option transactions and to exchange-traded futures and options related to commodities, metals, financial instruments, currencies, interest rates or indices.

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(21,503)
Call options written	Options written	30,024
Put options written	Options written	12,666
		$21,187

Income Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Put options purchased	Unaffiliated Investments	$(875)
		$(875)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(4,301)
Call options written	Options written	6,005
Put options written	Options written	4,226
		$5,930

The following tables indicates the average volume of each derivative during the six month period ended December 31, 2020:

Global Fund	Average Notional Value
Call Options Purchased	$250,000
Put Options Purchased	750,000
Call Options Written	(333,000)
Put Options Written	(458,000)
Swaps	25,000,000

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2020 (Unaudited)

Derivatives Transactions (continued)

Income Fund	Average Notional Value

Call Options Purchased	$50,000
Put Options Purchased	187,500
Call Options Written	—
Put Options Written	(120,000)

Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Fund at December 31, 2020, are noted in the Alternatives Fund’s Consolidated Schedule of Investments and the Global Fund’s Schedules of Investments. The Income Fund, Crow Point Small-Cap Growth Fund (the “Growth Fund”), Midwood Long/Short Equity Fund (the “Midwood Fund”) and RVX Emerging Markets Equity Fund (the “RVX Fund”) are mutual funds which are considered affiliates because they are also of common management of the Adviser.

Transactions with affiliated companies during the three month period ended December 31, 2020 were as follows:

Global Fund:	Value as of September 30, 2020	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of December 31, 2020	Income received
K20	$ 290,863	$ (11,988)	$ (49,655)	$ —	$ (229,220)	$ —	$ —
ACA	3,934,405	—	439,990	—	—	4,374,395	—
Income Fund	2,737,066	—	42,915	38,505	—	2,818,486	38,505
Total	$ 6,962,334	$ (11,988)	$ 433,250	$ 38,505	$ (229,220)	$ 7,192,881	$ 38,505

Alternatives Fund:	Value as of September 30, 2020	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of December 31, 2020	Income received
K20	$ 52,525	$ (4,121)	$ (7,624)	$ —	$ (40,780)	$ —	$ —
Total	$ 52,525	$ (4,121)	$ (7,624)	$ —	$ (40,780)	$ —	$ —

Tax Matters

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at December 31, 2020 were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Fund	$28,130,207	$4,476,265	$(1,483,209)	$2,933,056
Income Fund	16,806,757	796,538	(150,840)	645,698

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions.